Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comtech Telecommunications Corp. (the “Company”) on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Porcelain, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 4, 2008
/s/ Michael D. Porcelain
  Michael D. Porcelain
  Senior Vice President and Chief Financial Officer